                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Fresh Choice, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 23rd day of January, 2003.


                                   CAROLINE HUNT TRUST ESTATE


                                   By:  /s/ DON W. CRISP
                                       ----------------------------------------
                                   Name:  Don W. Crisp
                                          -------------------------------------
                                   Title: Trustee
                                          -------------------------------------


                                   THE ROSEWOOD CORPORATION


                                   By:  /s/ C. JEDSON NAU
                                       ----------------------------------------
                                   Name:  C. Jedson Nau
                                          -------------------------------------
                                   Title: Senior Vice President
                                          -------------------------------------

                                   DFL INVESTING, INC.


                                   By:  /s/ C. JEDSON NAU
                                        ---------------------------------------
                                   Name:  C. Jedson Nau
                                          -------------------------------------
                                   Title: Vice President
                                          -------------------------------------